UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2009

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 1.01.	Entry into a Material Definitive Agreement.

Item 1.02.	Termination of a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Pinnacle West Facility
On February 12, 2010, Pinnacle West Capital Corporation (“Pinnacle West” or the “Company”) entered into an unsecured revolving credit facility with Bank of America, N.A., as Agent and Issuing Bank, Wells Fargo Bank, National Association, as Co-Syndication Agent and Issuing Bank, Barclays Capital and Credit Suisse, Cayman Islands Branch, as Co-Syndication Agents, the lender parties thereto, and certain other parties, allowing Pinnacle West to borrow, repay and reborrow, from time to time, up to $200 million on or prior to February 12, 2013. The facility replaces Pinnacle West’s prior $283 million revolver with JPMorgan Chase Bank, N.A., as administrative agent, which would have expired on December 9, 2010. Pinnacle West will use the facility for general corporate purposes, including as a standby facility to support commercial paper issuances. The facility can also be used for letters of credit.
Borrowings under the facility will bear interest based on Pinnacle West’s then-current senior unsecured debt credit ratings.
Borrowings under the facility are conditioned on Pinnacle West’s ability to make certain representations at the time each borrowing is made, except for representations concerning no material adverse effect and certain litigation matters, which were made only at the time the facility was entered into. The facility includes customary covenants, including requirements that Pinnacle West maintain ownership of a specified percentage of the outstanding capital stock of Arizona Public Service Company (“APS”), maintain a maximum consolidated debt-to-capitalization ratio and comply with a negative lien provision. The facility also includes customary events of default, including a cross default provision and a change of control provision. If an event of default occurs, lenders holding a specified percentage of the commitments, or the administrative agent with such lenders’ consent, may terminate the obligations of the lenders to make loans under the facility and the obligations of the issuing banks to issue letters of credit and may declare the obligations outstanding under the facility to be due and payable.
Pinnacle West and its affiliates maintain normal banking and other relationships with the agents and other lenders in the facility.
APS Facility
Also on February 12, 2010, APS entered into an unsecured revolving credit facility with Wells Fargo Bank, National Association, as Agent and Issuing Bank, Bank of America, N.A., as Co-Syndication Agent and Issuing Bank, Barclays Capital and Credit Suisse, Cayman Islands Branch, as Co-Syndication Agents, the lender parties thereto, and certain other parties, allowing APS to borrow, repay and reborrow, from time to time, up to $500 million on or prior to February 12, 2013. The facility replaces APS’ prior $377 million revolver with Citibank, N.A., as administrative agent, which would have expired on December 9, 2010. APS will use the facility for general corporate purposes, including as a standby facility to support commercial paper issuances. The facility can also be used for letters of credit.

Borrowings under the facility will bear interest based on APS’ then-current senior unsecured debt credit ratings.
Borrowings under the facility are conditioned on APS’ ability to make certain representations except for representations, at the time each borrowing is made, concerning no material adverse effect and certain litigation matters, which were made only at the time the facility was entered into. The facility includes customary covenants, including that APS maintain a maximum consolidated debt-to-capitalization ratio and comply with a negative lien provision. The facility also includes customary events of default, including a cross default provision and a change of control provision relating to Pinnacle West. If an event of default occurs, lenders holding a specified percentage of the commitments, or the administrative agent with such lenders’ consent, may terminate the obligations of the lenders to make loans under the facility and the obligations of the issuing banks to issue letters of credit and may declare the obligations outstanding under the facility to be due and payable.
APS and its affiliates maintain normal banking and other relationships with the agents and other lenders in the facility.

Item 2.02.	Results of Operations and Financial Condition
On February 19, 2010, Pinnacle West issued a press release regarding its financial results for the fiscal quarter ended December 31, 2009 and its earnings outlook for 2010 and 2011. A copy of the press release is attached hereto as Exhibit 99.1.
The information referenced in Item 7.01 below contains Company operating results for the fiscal quarter ended December 31, 2009. This information is attached hereto as Exhibits 99.2, 99.3 and 99.4.

Item 7.01.	Regulation FD Disclosure
The Company is providing a quarterly consolidated statistical summary, quarterly earnings variance explanations and a copy of the slide presentation made in connection with its quarterly earnings conference call on February 19, 2010 (see Exhibits 99.2, 99.3 and 99.4). This information is concurrently being posted to the Company’s website at www.pinnaclewest.com, which also contains a glossary of relevant terms.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit
No.	Registrant(s)	Description

99.1	Pinnacle West APS	Earnings News Release issued on February 19, 2010.

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month and twelve-month periods ended December 31, 2009 and 2008.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation Fourth Quarter 2009 slide presentation accompanying February 19, 2010 conference call.

99.4	Pinnacle West APS
Pinnacle West Capital Corporation earnings variance explanations for the three and twelve months ended December 31, 2009 and 2008 and Consolidated Statements of Income for the three and twelve months ended December 31, 2009 and 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: February 19, 2010	By:	/s/ James R. Hatfield
James R. Hatfield Senior Vice President, Chief Financial Officer
and Treasurer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: February 19, 2010	By:	/s/ James R. Hatfield
James R. Hatfield
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit
No.	Registrant(s)	Description

99.1	Pinnacle West APS	Earnings News Release issued on February 19, 2010.

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month and twelve-month periods ended December 31, 2009 and 2008.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation Fourth Quarter 2009 slide presentation accompanying February 19, 2010 conference call.

99.4	Pinnacle West APS
Pinnacle West Capital Corporation earnings variance explanations for the three and twelve months ended December 31, 2009 and 2008 and Consolidated Statements of Income for the three and twelve months ended December 31, 2009 and 2008.